                                                                 EXHIBIT 99.19

                   MONTHLY CERTIFICATEHOLDERS' STATEMENT

                   FIRST USA BANK, NATIONAL ASSOCIATION

             -------------------------------------------------
             FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-8
             -------------------------------------------------

               Monthly Period:                  4/1/02 to
                                                4/30/02
               Distribution Date:               5/20/02
               Transfer Date:                   5/17/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                       Class A                    $1.78667
                                       Class B                    $2.01778
                                       Excess Collateral Amount   $2.45333

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                    $1.78667
                                       Class B                    $2.01778
                                       Excess Collateral Amount   $2.45333

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1998-8
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                       Class A                    $0.00000
                                       Class B                    $0.00000
                                       Excess Collateral Amount   $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                       Class A              $69,431,754.77
                                       Class B               $6,279,124.21
                                       Excess Collateral
                                         Amount              $7,950,545.75
                                                          ----------------
                                       Total                $83,661,424.73

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                       Class A               $6,823,594.95
                                       Class B                 $617,098.05
                                       Excess Collateral
                                         Amount                $781,361.55
                                                          ----------------
                                       Total                 $8,222,054.55

        (b1) Principal Funding Investment Proceeds
             (to Class A)                                            $0.00
        (b2) Withdrawals from Reserve Account
             (to Class A)                                            $0.00
                                                          ----------------
             Class A Available Funds                         $6,823,594.95

        (c1) Principal Funding Investment Proceeds
             (to Class B)                                            $0.00
        (c2) Withdrawals from Reserve Account (to Class B)           $0.00
             Class B Available Funds                           $617,098.05

        (d1) Principal Funding Investment Proceeds (to CIA)          $0.00
        (d2) Withdrawals from Reserve Account (to CIA)               $0.00
             CIA Available Funds                               $781,361.55

        (e1) Total Principal Funding Investment Proceeds             $0.00
        (e2) Investment Earnings on deposits to Reserve Account      $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-8
Page 3

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables in
            the Trust as of 04/30/02                         $32,527,951,929.10

        (b) Invested Amount as of 04/30/02
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                                       Class A                  $500,000,000.00
                                       Class B                   $45,180,000.00
                                       Excess Collateral
                                         Amount                  $57,230,000.00
                                                               ----------------
                                       Total                    $602,410,000.00

        (c) The Floating Allocation Percentage:
                                       Class A                            1.537%
                                       Class B                            0.139%
                                       Excess Collateral Amount           0.176%
                                                                          ------
                                       Total                              1.852%

        (d) During the Accumulation Period: The Invested Amount
            as of ______ (the last day of the Revolving Period)
                                       Class A                            $0.00
                                       Class B                            $0.00
                                       Excess Collateral Amount           $0.00
                                                                     ----------
                                       Total                              $0.00

        (e) The Fixed/Floating Allocation Percentage:
                                       Class A                            1.537%
                                       Class B                            0.139%
                                       Excess Collateral Amount           0.176%
                                                                          ------
                                       Total                              1.852%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-8
Page 4

     4. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a) 30 - 59 days                                         $453,781,308.62
        (b) 60 - 89 days                                         $319,156,934.91
        (c) 90 - 119 days                                        $244,782,123.96
        (d) 120 - 149 days                                       $207,482,751.40
        (e) 150 - 179 days                                       $184,299,439.77
        (f) 180 or more days                                               $0.00
                                       Total                   $1,409,502,558.66

     5. Monthly Investor Default Amount.
        -------------------------------

        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during
            the Monthly Period allocable to the Invested
            Amount (the aggregate "Investor Default Amount")
                                       Class A                     $2,686,856.97
                                       Class B                       $242,988.36
                                       Excess Collateral
                                         Amount                      $307,668.73
                                                                     -----------
                                       Total                       $3,237,514.06

     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Excess Collateral Amount
                                       Class A                             $0.00
                                       Class B                             $0.00
                                       Excess Collateral Amount            $0.00
                                                                      ----------
                                       Total                               $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-8
Page 5

        (b) The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                       Class A                            $0.00
                                       Class B                            $0.00
                                       Excess Collateral Amount           $0.00
                                                                     ----------
                                       Total                              $0.00

     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                      $625,000.00
                                       Class B                       $56,475.00
                                       Excess Collateral
                                         Amount                      $71,537.50
                                                                     ----------
                                       Total                        $753,012.50

     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
            Investor Charge-Offs for the prior month.

                                       Class B                            $0.00
                                       Excess Collateral Amount           $0.00
                                                                          -----
                                       Total                              $0.00

     9. Excess Collateral Amount
        ------------------------
        (a) The amount of the Excess Collateral Amount
            as of the close of business on the related
            Distribution Date after giving effect to
            withdrawals, deposits and payments to
            be made in respect of the preceding month            $57,230,000.00

     10.The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              10.16%

     11.The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     4.10%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1998-8
Page 6

C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

       1.  Accumulation Period

       (a) Accumulation Period Commencement Date                08/01/2005

       (b) Accumulation Period Length (months)                           1

       (c) Accumulation Period Factor                                 9.80

       (d) Required Accumulation Factor Number                           8

       (e) Controlled Accumulation Amount                  $602,410,000.00

       (f) Minimum Payment Rate (last 12 months)                    13.63%

       2.  Principal Funding Account
           -------------------------

           Beginning Balance                                         $0.00
              Plus: Principal Collections for related Monthly
                    Period from Principal Account                     0.00
              Plus: Interest on Principal Funding Account
                    Balance for related Monthly Period                0.00

              Less: Withdrawals to Finance Charge Account             0.00
              Less: Withdrawals to Distribution Account               0.00
                                                                ----------
           Ending Balance                                             0.00

       3.  Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                      $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period             $0.00

                 Accumulation Shortfall                              $0.00

                                                                ----------
                 Aggregate Accumulation Shortfalls                   $0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                      $0.00

           Less: Principal Funding Investment Proceeds               $0.00

                                                                ----------
                 Principal Funding Investment Shortfall              $0.00
                                                                ----------

D.   Information Regarding the Reserve Account
     -----------------------------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1998-8
Page 7

       1. Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage          0.00000%

          (b) Required Reserve Account Amount ($)                    $0.00
              .5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date             $0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date            $0.00

       2. Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date        $0.00

       3. Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer      $0.00
          Date (1 (d) plus 2 above)

       4. The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related
          Monthly Period                                             6.95%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page

                                First USA Bank, National Association
                                as Servicer

                                By:  /s/ Tracie Klein
                                     -------------------------------
                                     Tracie Klein
                                     First Vice President